                                                                    Exhibit 10.7


                               EXPLANATORY NOTE

     The Inference Corporation 1998 New Hire Stock Option Plan and Private Placement Plan are comprised of individual stock option agreements entered into between Inference Corporation and individual option holders (each an "Option Agreement"). Each Option Agreement is entered into in the form provided below, which is identical except for terms relating to the number of shares of Common Stock granted thereunder, the exercise price at which such options are granted, the applicable vesting schedule and the applicable expiration date. A list of those individuals who have entered into an Option Agreement under the 1998 New Hire Stock Option Plan or the Private Placement Stock Option Plan is made in an Annex attached at the end of the form of the Option Agreement provided below.



                           FORM OF OPTION AGREEMENT

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT FOR THE HOLDER'S OWN ACCOUNT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES. THE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED, AS APPLICABLE, UNDER THE SECURITIES ACT OF 1933 ("ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS OR ANY APPLICABLE FOREIGN LAW ("BLUE SKY LAWS"). AN OFFER TO SELL OR TRANSFER OR THE SALE OR TRANSFER OF THESE SECURITIES IS UNLAWFUL UNLESS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT, AS APPLICABLE, UNDER THE ACT OR APPLICABLE BLUE SKY LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION UNDER THE ACT AND APPLICABLE BLUE SKY LAWS IS AVAILABLE AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE BLUE SKY LAWS.



                            STOCK OPTION AGREEMENT


This Stock Option Agreement ("Agreement") is entered into as of Legal_Date ("Option Grant Date") by and between Inference Corporation, a Delaware corporation ("Company"), and ((First_Name)) ((Last_Name)) ("Optionee").

Pursuant to action of the Board of Directors of the Company ("Board") taken at a meeting held on ((Legal_Date)) the Board granted Optionee options ("Options") to purchase the Company's Class A Common Stock, $0.01 par value ("Common Stock") as evidenced by this Agreement and upon the terms and conditions hereof. These options are not intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as set forth below.

     1.   Grant of Options.  The Company hereby grants to Optionee the right to
          ----------------
purchase all or any part of an aggregate of ((Shares_)) shares of the Common Stock, at a price of ((Price)) per share, with adjustments provided for herein ("Exercise Price").

     2.   Vesting of Options.  Except as provided below, the Options granted
          ------------------
pursuant to this Agreement shall be exercisable at the Exercise Price as to the specified number of shares (Optioned Shares) on and after the "Start" dates and on or before the "Termination" date as set forth on Exhibit A which is attached hereto and incorporated herein by this reference. When the Options (or portions thereof) become exercisable, the Options (or such portions) shall be considered "vested."

     3.   Exercise of Options.
          -------------------

          (a) In order to exercise an Option, Optionee shall deliver a written notice of exercise to the Company at its principal business office, which notice shall specify the number of shares to be purchased and shall be accompanied by payment in cash or check made payable to the order of the Company in the full amount of the Exercise Price of the shares to be purchased.

          (b) In lieu of paying the total purchase price by cash or check, Optionee shall have the right to pay all or any portion of the total purchase price with shares of Common Stock of the Company held by Optionee for at least six months. The amount of the purchase price deemed paid in this manner shall be the fair market value as of the date of exercise of the shares surrendered, as determined by the Board of Directors of the Company in its sole discretion, exercised in good faith. If Optionee elects to pay all or any portion of the total purchase price in this manner, he shall accompany his notice of exercise with the stock certificates he desires to surrender, duly endorsed for transfer to the Company.

          (c) Optionee acknowledges that, if Common Stock is used to pay the Exercise Price of the Options, Optionee has been advised to consult with a competent tax advisor regarding the applicable tax consequences prior to utilizing such shares to exercise an Option.

     4.   Termination of Options.
          ----------------------

          (a)  Termination Date.  Except as provided below, this Agreement and
               ----------------
the then unexercised Options, whether vested or unvested, granted herein shall terminate as of the date which is ten years from the date of this Agreement ("Option Termination Date").

          (b)  Termination of Employment Other Than by Death or Disability.  In
              -----------------------------------------------------------
the event that the employment of an Optionee with the Company is terminated for any reason, with or without cause, other than death or permanent and total disability, any installments under the Option which have not vested as of the date the Optionee's employment is terminated ("Employment Termination Date") shall expire and become unexercisable as of the Employment Termination Date. All vested Options as of the

Employment Termination Date shall remain exercisable for a period not to exceed the earlier of (i) the Option Termination Date or (ii) three (3) months following the Employment Termination Date.

          (c)  Death or Disability of Optionee While Employed. In the event that
              ----------------------------------------------
the employment of an Optionee with the Company is terminated by reason of death or permanent and total disability, any unexercised vested Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

               (i)  The Option Termination Date; or

               (ii) The first anniversary of the Employment Termination Date of such Optionee by reason of his or her death or permanent and total disability. Any such vested Options of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or by laws of descent and distribution. Any installments under such a deceased or disabled Optionee's Option that have not vested as of his or her Employment Termination Date due to death or permanent and total disability shall expire and become unexercisable as of said termination date. For purposes of this Agreement, the term "permanent and total disability" shall be defined under Section 22(e)(3) of the Code.

          (d)  Extensions.  Notwithstanding the provisions covering the
               ----------
exercisability of Options following termination of employment, as described in Sections 4(b) and (c), respectively, the Board may, in its sole discretion, with the consent of the Optionee or the Optionee's estate (in the case of the death of Optionee), extend the period of time during which vested Options shall remain exercisable, provided that in no event shall such extension go beyond the Option Termination Date.

     5.   Representations and Warranties.  Optionee represents and warrants to
          ------------------------------
the Company that Optionee is acquiring these Options and the underlying shares of Common Stock to be issued upon exercise of these Options for Optionee's own account and not with a view to or for sale in connection with any distribution of these Options or the shares of Common Stock which may be acquired upon exercise of these Options. As a condition to the exercise of any portion of these Options, the Company may require Optionee to make any representations and warranties to the Company as may, in the judgment of counsel to the Company, be required under applicable laws, rules or regulations, including but not limited to a representation and warranty that the shares of Common Stock are being acquired only for investment and without present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended ("Securities Act"), or any applicable foreign, state securities laws, or any rule or regulation of any governmental agency ("Blue Sky Laws"). The exercise of the Options and the issuance of shares of Common Stock shall be conditioned upon satisfaction of appropriate exemptions from the registration and/or qualification requirements of the Securities Act and applicable Blue Sky Laws. The inability to satisfy the requirements of such exemptions shall relieve the Company of its obligation to issue the Common Stock and shall relieve the Company of any liability with respect to the nonissuance of the Common Stock upon exercise of the Options.

     6.   Adjustments Upon Changes In Capitalization.  If the outstanding shares
          ------------------------------------------
of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the number or kind of shares of Common Stock subject to the Options granted by this Agreement and in the per share Exercise Price thereof.

     7.   Sale or Reorganization.
          ----------------------

          (a) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (other than any reorganization, merger or consolidation effected to change the Company's state of incorporation), or upon a sale of all or substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date an agreement providing for such transaction is executed and ending as of the earlier of:

               (i) The applicable expiration date for such Option as provided for in Section 4 hereof; or

               (ii) The date on which the disposition of assets or stock contemplated by any such agreement is consummated.

          (b) Upon the consummation of any transaction specified in Section 7(a) hereof, any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of Options previously granted or the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

     8.   No Stockholder Rights.  This Agreement shall not entitle Optionee to
          ---------------------
any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrued in respect of the Options granted herein or the interest represented hereby or the shares which may be purchased hereunder until and unless and only to the extent that the Options represented by this Agreement shall be exercised. No adjustments shall be made for dividends or other rights for which the record date is prior to the date of issuance of a certificate representing the shares of Common Stock acquired upon exercise of the Options.

     9.   Options Not Transferable.  Except as provided in Section 4(c), the
          ------------------------
Options granted herein may be exercised only during the lifetime of the Optionee and only by the Optionee. Optionee's rights and interests under this Agreement and in and to the Options may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred in any manner, either voluntarily or involuntarily by operation of law, whether by will or the laws of descent or distribution.

     10.  No Enlargement of Employee Rights.
          ---------------------------------

          (a) Nothing in this Agreement shall be construed to create any contract of employment between Optionee and the Company, any subsidiary of the Company, or parent of the Company (each a "Participating Company") or confer upon Optionee any right to continue in the employ of the Participating Company. The Participating Company shall have the right to deal with Optionee as an employee of the Participating Company in the same manner as if this Agreement did not exist (including without limitation Optionee's hiring, discharge, compensation and conditions of employment). Unless otherwise expressly set forth in a separate employment agreement between the Participating Company and Optionee, the employment of Optionee by the Participating Company is at will, and the Company may terminate Optionee's employment by the Company at any time for any reason, with or without cause.

          (b) Any disputes as to whether and when there has been a termination of Optionee's employment, the reason (if any) for such termination, and/or the consequences thereof shall be determined by the Board in its sole discretion, and the determination thereof shall be final and binding.

     11.  Withholding of Taxes.  Optionee authorizes the Company to withhold, in
          --------------------
accordance with any applicable law, from any compensation payable to Optionee any taxes required to be withheld by federal, state, local or foreign law as a result of the grant of the Options or the issuance of Common Stock pursuant to the exercise of the Options.

     12.  Governing Law.  This Agreement shall be governed by, interpreted
          -------------
under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of Marin, California, or the federal district court encompassing said county and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Marin County, California.

     13.  Entire Agreement.  The terms of this Agreement are intended by the
          ----------------
parties as a final expression of their agreement with respect to such terms as are included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence may be introduced in any judicial proceeding involving this Agreement.

     14.  Modifications, Amendments, Waivers, and Extensions.  This Agreement
          --------------------------------------------------
may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

     15.  Legends on Stock Certificates.  Unless an appropriate registration
          -----------------------------
statement is filed pursuant to the Securities Act with respect to the shares of Common Stock issuable under this Agreement, each certificate representing such Common Stock shall be endorsed with the following legend or its equivalent:

          "The securities represented by this Certificate have been acquired for investment for the holder's own account and not with a view to or for sale in connection with any distribution of the securities. The securities have not been registered or qualified, as applicable, under the Securities Act of 1933 ("Act") or under any applicable state securities laws or any applicable foreign law ("Blue Sky Laws"). An offer to sell or transfer or the sale or transfer of these securities is unlawful unless made pursuant to an effective registration statement or permit, as applicable, under the Act or applicable Blue Sky Laws or unless an exemption from registration and/or qualification under the Act and applicable Blue Sky Laws is available and an opinion of counsel reasonably satisfactory to the Company is provided to the Company to the effect that such registration or qualification is not required under the Act and applicable Blue Sky Laws."

     In addition to the foregoing legend, each certificate representing shares of Common Stock acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable securities or other laws to be placed on the certificate.

     16.  Necessary Acts.  The Optionee agrees to perform all acts and execute
          --------------
and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with any securities laws.

     17.  Counterparts.  For convenience, this Agreement may be executed in any
          ------------
number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     18.  Invalid Provisions.  In the event that any provision of this Agreement
          ------------------
is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     19.  Successors and Assigns.  This Agreement and the provisions hereof
          ----------------------
shall be binding upon each of the parties, their successors and permitted assigns.


IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first written above.



INFERENCE CORPORATION                               OPTIONEE



By: _________________________                       ________________________
    Mark A. Wolf                                    Signature
    Vice President and Chief Financial Officer
                                                    ________________________
                                                    Printed Name

                                                    Address:

                                                    ________________________

                                                    ________________________

                                                    ________________________

                                                    ________________________

                                   Exhibit A

Notice of Grant of Stock Options
and Option Agreement


((First_Name)) ((Last_Name))              Grant Number:           ((Number))
((Address_1)) ((Address_2))              Social Security #        ((Social))
((City)), ((State)) ((Zip))

---------------------------------------------------------------------------


On ((Legal_Date)), you were granted Shares options of the Company's Class A Common Stock at ((Price)) per share.

The total option price of the shares is ((Total Price)).

These stock options began vesting on ((Legal_Date)) and will become fully vested on the date shown below.



     Options          Full Vest             Vest type           Expiration
     -------          ---------             ---------           ----------
    ((Vest_1))     ((Vest_Date_1))       ((Vest_Type_1))     ((Expire_Date_1))

    ((Vest_2))     ((Vest_Date_2))       ((Vest_Type_2))     ((Expire_Date_2))

List of Option Holders under the 1998 New Hire Stock Option Plan

Abeyratne, Priyalal
Adams, Daniel
Baggio, Anthony
Behm, Jerry
Bodner, Jonathan
Burnes, James
Burns, Michael
Cassee, Carrie
Clark, Brad
Crimmins, David
Drouin, Stephane
Haelen, Bennie
Hagen, Jim
Harper, Mitchel
Hunt, Ross
Jain, Deepak
Keenan, Richard
Lacson, Vittorio
Laird, Cathy
Li, Catherine
Lovins, Isabella
Lutz, David
Moore, Gary
Pappas, Greg
Pettet, Richard
Ponting, Ken
Poppino, Charles
Ross, Kimberly
Sedlak, Michelle
Steward, Maria
Wadsworth, Cynthia
Watson, Robert
Whelan, Paul

List of Option Holders under the Private Placement Stock Option Plan

Ahukanna, Dawn
Allen, Ralph
Barrett, Ed
Bligh, Michael
Boresjo, Dan
Boucher, Marie Laure
Burdairon, Sandrine
Calcutt, David
Charlton, Allan
Christovic, Peter
Congdon, Suzanne
Connors, John
Cross, Justin
Davies, Nicholas
Davlos, Stratos
Dittmar, Frank
Firth, Ian
Frampton, Mark
French, Mick
Goodall, Jeremy
Grove, Christopher
Harrison, Samantha
Hoppe, Holger
Jedynez, Andrew
Jones, Ian
Keen, Mike
Matthews, Paul
Mennie, Andrew
Mollin, Christian
Montgomerie, Carol
Needham, David
O'Reilly, Paul
Padfield, Phillip
Pollard, George
Purohit, Sunil
Reid, Michael
Smith, Bernadette
Spooner, James
Walton, Paul
Webb, Anthony
Yeardley, Linda